Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SES Solar Inc. (the “Company”) on Form 10-Q for the six-month period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Christiane Erne, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2009	By:	/s/ CHRISTIANE ERNE
Christiane Erne
Chief Executive Officer